SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              ____________________



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):     August 9, 2002
                                                      -------------------

                                LEGG MASON, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                        1-8529                  52-1200960
       -----------                      -------                 -----------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)                 File No.)            Identification No.)



                  100 Light Street, Baltimore, Maryland 21202
                ------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (410) 539-0000


                                 Not Applicable
                        -------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           The following exhibits are furnished pursuant to
                           Item 9. of this Report.

                           99.1     Certificate of Chief Executive Officer
                           99.2     Certificate of Principal Financial Officer

Item 9.           Regulation FD Disclosure

                  Legg Mason, Inc. is furnishing the written statements of its Chief Executive Officer and its Principal Financial Officer, which are attached hereto as Exhibits 99.1 and 99.2, to accompany its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LEGG MASON, INC.



Date:  August 9, 2002                       By:
                                                     /s/ Charles J. Daley, Jr.
                                                     --------------------------
                                                     Charles J. Daley, Jr.
                                                     Senior Vice President and
                                                     Treasurer

                                  EXHIBIT INDEX

Exhibit

      99.1   Certificate of Chief Executive Officer
      99.2   Certificate of Principal Financial Officer